1 fcx.com FCX Conference Call 2nd Quarter 2024 Results July 23, 2024

2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans (including mine sequencing); cash flows; liquidity; PT Freeport’s (PT-FI) commissioning and ramp up of its new smelter and completion and full production at the precious metals refinery (PMR) (collectively, the new downstream processing facilities); potential extension of PT-FI’s IUPK beyond 2041; export licenses; export duties; export volumes; timing of shipments of inventoried production; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; PT-FI’s ability to continue to export and sell copper concentrates and anode slimes through full ramp-up of its new downstream processing facilities; changes in export duties; achieving full ramp-up of new downstream processing facilities; completion and full production at the PMR; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 2Q24 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 27. For forward-looking non-GAAP measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non- GAAP measures are estimated consistent with the relevant definitions and assumptions. Cautionary Statement

3 Highlights • Strong margins and cash flows • Production performance generally in-line • Sales volumes impacted by previously announced shipping delays in Indonesia during June 2024 • Normal shipping schedules resumed in July 2024 • Indonesia smelter has entered commissioning phase • Innovative copper leach initiatives nearly 2x vs. 2Q23 • Advancing optionality in organic growth portfolio • Net Debt: $0.3 bn (excluding $3.0 bn for PT-FI’s new downstream processing facilities) * • Shareholder returns total $0.5 bn YTD, including $0.1 bn of share repurchases in July Key Stats 2Q24 1H24 Copper Sales (mm lbs) 931 2,039 Gold Sales (k ozs) 361 929 Copper Realization ($/lb) $4.48 $4.25 Gold Realization ($/oz) $2,299 $2,236 Unit Net Cash Costs ($/lb) $1.73 $1.61 Operating Cash Flow CAPEX, excl. Smelter $1.6 (3) $3.9 (2) 1H24 Cash Flows ($ bns) (1) A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 27. (2) Net of working capital and other sources (uses) of $0.1 bn for 2Q24 and <$0 for 1H24. (3) 2Q24 Includes $0.4 bn for major projects and excludes $0.3 bn for the Indonesia downstream processing facilities; 1H24 Includes $0.9 bn for major projects and excludes $0.7 bn for the Indonesia downstream processing facilities. NOTE: Refer to non-GAAP disclosure on slide 2. $5.2 (1) Adjusted EBITDA $0.8 (3) $2.0 (2) 2Q24 Cash Flows ($ bns) $2.7 (1) Operating Cash Flow CAPEX, excl. Smelter Adjusted EBITDA * Net debt equals consolidated debt of $9.4 bn less consolidated cash and cash equivalents of $5.3 bn and current restricted cash associated with PT-FI's export proceeds, which totaled $0.9 bn at 6/30/24. Refer to non-GAAP disclosure on slide 2.

4 Copper Market Commentary $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 LME Copper Settlement Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 7/22/24 See Cautionary Statement. • U.S. demand remains strong • Weak property sector and economic uncertainty in China • Favorable medium and long-term fundamentals o Demand acceleration supported by secular trends - Decarbonization, Electrification, Technology and Connectivity o Supply limitations o Copper’s physical attributes, including superior electrical conductivity, make it the metal of electrification Copper Prices ($/lb) 2Q Avg YTD Avg Current LME Settlement $4.42 $4.15 $4.14 COMEX $4.55 $4.24 $4.18

5 2Q 2024 Operations Update North America South America Indonesia Cu Sales: 292 mm lbs Unit Net Cash Costs: $3.19/lb Cu Sales: 302 mm lbs Unit Net Cash Costs: $2.46/lb Cu Sales: 337 mm lbs Au Sales: 356 k ozs Unit Net Cash Credits: 21¢/lb 5 • Ongoing efforts to mitigate lower ore grades • Ore grades more than 10% below 2Q23 • Focused on asset efficiency, productivity and cost controls • Innovative leaching projects at >200 mm lbs / annum run rate; focused on scaling higher • Morenci has recovered ~210 mm lbs (~150 mm lbs on 72% basis) of incremental copper since inception in 1Q22 Cerro Verde • Mill rate averaged >425k t/d • Strong recovery from 1Q24 challenges • Reached new 4-year labor agreement with one union in April 2024; expect to negotiate with second union in 3Q24 • 2Q24 unit costs include 22¢/lb for non- recurring labor-related charges • Mill rate averaged 197k t/d • Impacted by export delays in June • Production of copper and gold exceeded sales • Incurred shipping delays associated with the timing of renewal of export licenses • Gold grades impacted by sequencing to address wet conditions in Grasberg Block Cave • Exports resumed in July 2024 • Commenced smelter commissioning in June with ramp-up expected by YE 2024 NOTE: Refer to non-GAAP disclosure on slide 2.

6 Americas Leach Innovation Initiatives Low Cost, High Value South America 16% Other North America 34% Morenci 50% Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 14 22 29 46 47 51 55 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Scaling the Opportunity (mm lbs) Long-term Production Target ✓

7 New Leach Technologies Americas Bagdad Expansion Arizona Grasberg District Indonesia El Abra Expansion Chile Lone Star Expansions Arizona Project Pipeline Progress Report o Sustaining initial target of ~200 mm lbs/yr o High probability of increasing to ~300 – 400 mm lbs/yr in 2026 o Driving innovation toward 800 mm lbs/yr over next 3-5 yrs o Targeting investment decision by YE 2025 with start-up in 2029 o 200 – 250 mm incremental lbs/yr o Derisking in progress with autonomous conversion, tailings infrastructure investment and housing o Commenced pre- feasibility study with expected completion by YE 2025 o Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s o Substantial resource o Kucing Liar project in development - Ramp-up to commence prior to 2030 - 560 mm lbs Cu & 520 k oz Au per annum reflected in base plan o Extension of mining rights beyond 2041 would create opportunities for future growth o Preparing EIS, targeting submission by YE 2025 - 3-yr permitting process - 4-yr construction o Potential start-up in 2033 timeframe o ~750 mm lbs/yr o Potential Reserve adds: ~20 bn lbs ANTICIPATED CAPITAL INVESTMENT <$1 billion Incremental investment $3.5 billion based on recent feasibility Incentive Price: $3.50-$4/lb Developing estimate ~$7.5 billion (under review) ~$4.0 billion for Kucing Liar $0.4 billion incurred to date Excludes $2 bn for extension of leach operations Incentive Price: <$4/lb

8 PT-FI’s IUPK Extension Update Potential beyond 2041 Plan View View Looking Northeast Dom GBT OP Mineral Resources Deeper Extension of Big Gossan mineralization In-fill drilling of Grasberg BC & Kucing Liar Resources Deeper extension of DMLZ mineralization Potential/Exploration Targets • Government issued regulation in 2Q to allow life-of-mine extension • Conditions for IUPK holders include o Ownership of integrated downstream facilities that have entered the operational stage o Domestic ownership of at least 51% and agreement with a state- owned enterprise for an additional 10% ownership o Commitments for additional exploration and increases in refining capacity approved by the Ministry of Energy and Minerals • Application for extension may be submitted at any time prior to the current IUPK expiration • PT-FI expects to apply for extension during 2024 • Extension would enable continuity of large-scale operations for the benefit of all stakeholders o Would provide growth options through additional resource development opportunities

9 Annual Sales Profile NOTE: Consolidated copper sales include 1.34 bn lbs in 2023, 1.40 bn lbs in 2024e, 1.36 bn lbs in 2025e and 1.44 bn lbs in 2026e for noncontrolling interests; excludes purchased copper. Estimates assume deferrals of ~100 mm lbs of copper in 2024 related to ramp-up of PT-FI’s new smelter. 0.0 1.0 2.0 3.0 4.0 5.0 2023 2024e 2025e 2026e 4.1 4.1 4.2 4.3 0 1 2 2023 2024e 2025e 2026e 1.7 1.5 1.5 0 25 50 75 100 2023 2024e 2025e 2026e 81 82 90 90 e = estimate. NOTE: Consolidated gold sales include 808k ozs in 2023, 933k ozs in 2024e, 770k ozs in 2025e and 770k ozs in 2026e for noncontrolling interests. Estimates assume deferrals of ~120 k ozs of gold in 2024 related to ramp-up of PT-FI’s new downstream processing facilities. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) July 2024 Estimate 1.8

10 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 920 Chilean peso, 16,250 Indonesian rupiah, $0.66 Australian dollar, $1.08 Euro, 3.72 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’25e/’26e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $340 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 50 Currencies (1) +/-10% $155 Diesel +/-10% $ 65 Copper +/-$0.10/lb $430 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 75 Currencies (1) +/-10% $220 Diesel +/-10% $ 95 Assuming $2,300/oz gold, $20/lb molybdenum

11 2023 2024e 2025e Consolidated Capital Expenditures Major Projects (1) See slide 17 for 2024e. (2) Major projects include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and initial spending on new gas-fired combined cycle facility ($0.9 bn in 2024e and $1.0 bn in 2025e). For details of discretionary spending see slide 23. NOTE: Amounts include capitalized interest. Discretionary CAPEX and spending on downstream processing facilities will be excluded from the free cash flow (as defined on slide 12) calculation for purposes of the performance-based payout framework. e= estimate. ($ in bns) $1.7(2) $1.2(2) $1.3 $3.1 $1.6 $1.2(2)Planned Discretionary Planned Discretionary $1.3 $0.6 $4.1 Other Other Excluding Indonesia Downstream Projects CAPEX (1) $1.4 $1.1(2) Planned Discretionary $1.2 $3.7 Other

12 Financial Policy: Performance-Based Payout Framework (1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests. (2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds, which totaled $0.9 bn at 6/30/24. Net debt excludes $3.0 bn of debt associated with the Indonesia downstream processing facilities. (3) FCX acquired 49.0 mm shares of its common stock for a total cost of $1.9 bn ($38.64 avg. cost per share) under program since November 2021, including 1.2 mm shares for a total cost of $59 mm in July 2024. Refer to non-GAAP disclosure on slide 2. Board reviews structure of performance-based payout framework at least annually Maintaining Strong Balance Sheet 6/30/2021 6/30/2024 $0.3 $3.4 (2) Net Debt, excluding Indonesia downstream projects $ in bns Providing Cash Returns to Shareholders $4.3 bn Distributed Since 6/30/21 including $0.1 bn in July 2024 44% Share Repurchases(3) Variable Dividend Base Dividend 31% 25% Advancing Organic Growth Opportunities • Positioned for future growth • Organic project pipeline – Leach innovation initiatives – Kucing Liar/Grasberg District – Bagdad 2X – El Abra expansion – Lone Star sulfide expansions (2) (2) • Strong credit metrics • Investment Grade rated by S&P, Moody’s and Fitch • Net debt, excluding downstream projects, below $3-4 bn threshold ~50% free cash flow(1) for shareholder returns

13 Executing Clearly Defined Strategy Focused On Copper 13 Responsible producer of scale Long-lived reserves Organic growth options Solid balance sheet Experienced management team Cash returns to shareholders

1414 Reference Slides

15 Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 931 1,029 Average Realization (per lb) $ 4.48 $ 3.84 Site Production & Delivery Costs (per lb) $ 2.56 $ 2.39 Unit Net Cash Costs (per lb) $ 1.73 $ 1.47 Gold Consolidated Volumes (000’s ozs) 361 495 Average Realization (per oz) $2,299 $1,942 Molybdenum Consolidated Volumes (mm lbs) 21 20 Average Realization (per lb) $21.72 $24.27 2Q24 (1) Includes 8¢/lb in export duties at PT-FI and 7¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (2) Includes working capital and other sources of $0.1 bn for 2Q24 and $0.3 bn for 2Q23. (3) Includes $3.0 bn in senior notes issued by PT-FI. (4) Excludes $0.9 bn at 6/30/24 of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 6.6 $ 5.7 Net Income Attributable to Common Stock $ 0.6 $ 0.3 Diluted Net Income Per Share $ 0.42 $ 0.23 Operating Cash Flows $ 2.0 $ 1.7 Capital Expenditures $ 1.1 $ 1.2 Total Debt $ 9.4 $ 9.5 Consolidated Cash and Cash Equivalents $ 5.3 $ 6.7 (2) (in billions, except per share amounts) Sales Data Financial Results 2Q23 (3) (4) (1)

16 2Q 2024 Mining Operating Summary (1) Includes 6 mm lbs in 2Q24 and 5 mm lbs in 2Q23 from South America. (2) Silver sales totaled 0.9 mm ozs in 2Q24 and 1.1 mm ozs in 2Q23. (3) Silver sales totaled 1.3 mm ozs in 2Q24 and 1.8 mm ozs in 2Q23. (4) South America includes 22¢/lb and consolidated includes 7¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (5) Indonesia includes 23¢/lb and consolidated 8¢/lb for PT-FI’s export duties. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.48 $2.74 $1.59 $2.56 By-product Credits (0.43) (0.45) (2.66) (1.24) Treatment Charges 0.14 0.16 0.36 0.23 Royalties & Export Duties - 0.01 0.50 0.18 Unit Net Cash Costs / (Credits) $3.19 $2.46 $(0.21) $1.73 North South America America Indonesia Consolidated(per lb of Cu)2Q24 Unit Net Cash Costs / (Credits) North America 2021 (1) Mo mm lbs 339 292 2Q24 2Q23 Cu mm lbs Indonesia (3) 386 337 492 356 South America 302 304 by Region Au 000 ozs Sales From Mines for 2Q24 2Q24 2Q23 2Q24 2Q23 2Q24 2Q232Q24 2Q23 (2) (5) (1) (4) (4) (5)

17 Commissioning of New Indonesia Smelter • Smelter construction substantially completed o Commissioning operations in progress o Copper cathode production expected in coming months o Full ramp-up anticipated by YE 2024 • Precious Metals Refinery completion and full production expected by YE 2024 • Positions PT-FI to be fully integrated metals producer • Provides foundation to extend long- term operating rights • Remaining construction spending o $0.4 billion in 2H24e o $0.3 billion in 2025e 17 (1) Indonesia downstream processing estimates exclude capitalized interest and $0.3 bn in owner’s costs and commissioning during 2024e. e = estimate. (1)

18 $0 $2 $4 $6 $8 2024 2025 2026 2027 2028 2029 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $5.9 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes/Other 6.4 PT-FI Senior Notes 3.0 Total Debt $ 9.4 Cons. Cash, Cash Eq. & Deposits(1) $ 6.2 Net Debt (2) $ 3.3 Net Debt/Adjusted EBITDA(3) 0.3x $ - at 6/30/24Total Debt & Cash $ - $1.4 (1) Includes $0.9 bn of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $3.0 bn of debt associated with the Indonesia downstream processing facilities. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $5.3 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.75 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125% & 4.375% Sr. Notes $0.9 Attractive Debt Maturity Profile $0.5 5.25% Sr. Notes

19 2024e Outlook Sales Outlook Unit Net Cash Cost of Copper Operating Cash Flows (1,4) Capital Expenditures (1) Assumes average prices of $2,300/oz gold and $20/lb molybdenum for 2H24e. (2) 2024e consolidated unit costs include 10¢/lb for PT-FI export duties and 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (3) 3Q24e consolidated unit costs include 11¢/lb for assessment of PT-FI’s export duties. (4) Each $100/oz change in gold is estimated to have an approximate $80 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $50 mm impact. (5) Major projects CAPEX includes $1.1 bn for planned projects and $1.2 bn of discretionary projects. e = estimate. Refer to non-GAAP disclosure on slide 2. • Copper: 4.1 billion lbs • Gold: 1.8 million ozs • Molybdenum: 82 million lbs • ~$7.2 billion @ $4.25/lb copper for 2H24e • Each 10¢/lb change in copper in 2H24e = $200 mm impact • Site prod. & delivery o 2024e: $2.46/lb o 3Q24e: $2.59/lb • After by-product credits(1) o 2024e: $1.63/lb(2) o 3Q24e: $1.71/lb(3) • $3.7 billion (excluding downstream projects) o $2.3 billion for major projects(5) o $1.4 billion for other projects

20 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $2,300 oz for gold and $20/lb for molybdenum for 2H24e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) South America includes 6¢/lb and consolidated includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (6) Indonesia includes 24¢/lb and consolidated includes 10¢/lb for export duties at PT-FI. 1,165 82 1,255 1,670 1.8 (2) North America IndonesiaSouth America by Region2024e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu)Site Production & Delivery (4) $3.40 $2.62 $1.63 $2.46 By-product Credits (0.43) (0.33) (2.56) (1.27) Treatment Charges 0.13 0.17 0.37 0.24 Royalties & Export Duties 0.00 0.01 0.49 0.20 Unit Net Cash Costs / (Credits) $3.10 $2.47 $(0.07) $1.63 2024e Unit Net Cash Costs / (Credits) (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. 2024e Operational Data (6) (6) (5)(5)

21 NOTE: Consolidated copper sales include 386 mm lbs in 1Q24, 314 mm lbs in 2Q24, 341 mm lbs in 3Q24e and 362 mm lbs in 4Q24e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q24 2Q24 3Q24e 4Q24e 1,108 931 1,010 1,040 0 150 300 450 600 1Q24 2Q24 3Q24e 4Q24e 361 475 425 0 5 10 15 20 25 1Q24 2Q24 3Q24e 4Q24e 20 21 20 21 NOTE: Consolidated gold sales include 289k ozs in 1Q24, 183k ozs in 2Q24, 243k ozs in 3Q24e and 218k ozs in 4Q24e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2024e Quarterly Sales e = estimate. 568

22 Metal Production, 2023 – 2028e 1.7 1.8 1.6 1.7 1.7 1.6 2.0 1.9 1.6 1.5 1.5 1.4 2023 2024e 2025e 2026e 2027e 2028e Cu bn lbs Au mm ozs Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs 2024e – 2028e Copper Total: 7.9 million ozs gold Annual Average: ~1.6 million ozs 2024e – 2028e Gold PT-FI Mine Plan NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, and other factors. FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer a portion of production in inventory until final sale upon ramp up of its new downstream processing facilities (expected by YE 2024). This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate.

23 Discretionary Capital Projects* ● Commenced 10-year mine development in 2022 ● Sustain large-scale, low-cost Cu & Au production ● Capital investment: ~$400 mm/yr average (~$350 mm in 2024e) ● 7 bn lbs copper & 6 mm ozs gold through 2041 o ~ 560 mm lbs & 520K ozs per annum Kucing Liar ● Recycle electronic material ● Capital investment: ~$400 mm (~$180 mm in 2024e) ● Expect to commence production in 2025e ● ~$60 mm per annum in incremental EBITDA Atlantic Copper CirCular Lone Star Oxide Expansion ● Low capital intensity investment ● Capital investment: ~$300 mm (~$60 mm in 2024e) ● Increase stacking rate: 95k t/d to 120k t/d ● Targeting ~300 mm lbs of copper/annum o +50 mm lbs/yr of incremental production Grasberg Mill Recovery Project ● Installing new copper cleaner circuit (2H24e target date) ● Improved Cu concentrate grades/metal recoveries ● Capital investment: ~$530 mm (~$210 mm in 2024e) *These discretionary projects and the Indonesia downstream processing facilities will be excluded from the free cash flow calculation (defined on slide 12) for purposes of the performance-based payout framework. NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. ● Potential expansion to double concentrator capacity ● Completed feasibility study in late 2023 (see slide 24) ● Expanding tailings infrastructure and early works: ~$285 mm in 2024e Bagdad 2X Expansion Grasberg Transition to LNG ● Advancing plans to transition existing energy source from coal to liquefied natural gas (LNG) ● CAPEX of ~$70 mm in 2024e (see slide 26)

24 Bagdad 2X Expansion Update • Operation located in northwest Arizona • Reserve life exceeds 80 years • Converting existing manned haul truck fleet to 100% autonomous • Completed technical studies in late 2023 to double concentrator capacity – Expected to expand concentrator capacity by ~90-105k t/d – Project capital approximates $3.5 billion – Economics indicate $3.50 - $4.00/lb incentive copper price – Expected to add incremental production of 200 to 250 mm lbs/yr of copper & ~10 mm lbs/yr of molybdenum – Construction timeline: 3-4 years • Investment decision pending copper market conditions, labor availability • Advancing activities for expanded tailings infrastructure to enhance project optionality

25 Autonomous Haulage at Bagdad • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – ~30 trucks – CAPEX ~$65 mm – Target completion YE 2025 • Potential for efficiency gains / productivity improvements • Emissions reduction expected from reduced idle time and improved efficiency • Initiative helps alleviate hiring needs and housing challenges • Project will position us to capitalize on future technological advancements in electrification

26 Combined Cycle Gas Turbine Power Plant at Grasberg • Completed feasibility study to replace existing coal plant at Grasberg with 265MW gas-fired combined cycle facility • ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next four years • LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT • Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply • Expected to meaningfully reduce Grasberg’s Scope 1 greenhouse gas emissions New Combined Cycle Gas Turbine Power Plant (CCGT) Dual Fuel Power Plant (DFPP) Subsea gas pipeline Portsite LNG transfer Offshore LNG Carrier Floating Storage & Regas Unit (FSRU)

27 ($ in mm) 6 mos ended 2Q24 2Q23 6/30/24 Net income attributable to common stock $616 $343 $1,089 Interest expense, net 88 171 177 Income tax provision 754 539 1,266 Depreciation, depletion and amortization 509 547 1,104 Accretion and stock-based compensation 57 50 136 Other net charges (1) 119 134 307 Gain on early extinguishment of debt - (5) - Other income, net (69) (24) (198) Net income attributable to noncontrolling interests 664 388 1,353 Equity in affiliated companies’ net earnings (4) (2) (4) Adjusted EBITDA (2) $2,734 $2,141 $5,230 (1) The 2024 periods primarily include nonrecurring labor-contract charges at Cerro Verde ($65 mm in 2Q24 and for the 6 months ended 6/30/2024), certain lease charges that were capitalized in prior years associated with construction of PT-FI’s new downstream processing facilities ($34 mm in 2Q24 and for the 6 months ended 6/30/2024), net charges related to adjustments to environmental obligations and related litigation reserves ($16 mm in 2Q24 and $72 mm for the 6 months ended 6/30/24), net (credits) charges related to assumed oil and gas abandonment obligations (and related adjustments) resulting from bankruptcies of other companies ($(12) mm in 2Q24 and $97 mm for the 6 months ended 6/30/24), and metals inventory adjustments and write-offs ($6 mm in 2Q24 and $37 mm for the 6 months ended 6/30/24). The 2Q23 period primarily includes net charges associated with adjustments to environmental obligations ($60 mm), a potential administrative fine in Indonesia ($55 mm) and the impairment of oil and gas properties ($15 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. Adjusted EBITDA Reconciliation

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